Exhibit 10.15
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                      SECOND AMENDMENT TO OPTION AGREEMENT

     This SECOND AMENDMENT, dated as of September 22, 2003, to the Option Agreement, dated as of June 3, 1998, between Hersha Hospitality Limited Partnership, a Virginia limited partnership ("HHLP"), and the individuals listed on Exhibit A hereto (the "Hersha Partners"), as amended on December 4, 1998 (the "Option Agreement"), recites and provides as follows:

     A. HHLP and the Hersha Partners have previously entered into the Option Agreement to set forth their agreement as to development and acquisition of certain Hotel Properties;

     B. Hersha Hospitality Trust, Inc., the general partner of HHLP, proposes to offer and sell shares of its common stock pursuant to an underwritten public offering; and

     C. To induce the underwriters to undertake the public offering and to facilitate the future growth of HHLP, HHLP and the Hersha Partners desire to extend the term of the Option Agreement and expand its geographic scope, as provided in this Second Amendment.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.1     Definitions.  Capitalized terms not otherwise defined in this
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Second Amendment shall have the meanings assigned to them in the Option
Agreement.

     1.2     Definition of Hotel Property.  Section 1(g) of the Option Agreement
             ----------------------------
is amended and restated as follows:

     "Hotel Property" means any Property that is used in whole or in part for
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     hotel purposes, including, without limitation, motels, motor inns, extended-stay hotels and the like, whether in fee or leasehold, acquired or developed by any Hersha Affiliate anywhere in the United States, together with all improvements and fixtures now or hereafter located thereon, all rights, privileges and easements appurtenant thereto, and all tangible and intangible personal property owned by Hersha Affiliates and used in connection therewith.

     1.3     Amended and Extended Term of Agreement.  Section 2 of the Option
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Agreement is amended and restated as follows:

     Term of Agreement.  The rights granted to the Partnership hereunder, and
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     the restrictions imposed on the Hersha Affiliates, shall commence as of
     September 22, 2003, and shall terminate with respect to each of the Hersha Partners one (1) year after the date that such person ceases to be a trustee, officer, partner or employee of the REIT.


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     1.4     Other Terms and Conditions.  The Partnership and the Hersha
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Partners agree that the remaining terms of the Option Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first written above.


                                            /s/  Hasu P. Shah
                                            --------------------------------
                                            Hasu P. Shah


                                            /s/  Jay H. Shah
                                            --------------------------------
                                            Jay H. Shah


                                            /s/  Neil H. Shah
                                            --------------------------------
                                            Neil H. Shah


                                            /s/  Kanti D. Patel
                                            --------------------------------
                                            Kanti D. Patel


                                            /s/  David L. Desfor
                                            --------------------------------
                                            David L. Desfor


                                            /s/  Kiran P. Patel
                                            --------------------------------
                                            Kiran P. Patel


                                            HERSHA HOSPITALITY LIMITED
                                            PARTNERSHIP


                                            By:  Hersha Hospitality Trust,
                                                 its general partner

                                            /s/ Ashish R. Parikh
                                            --------------------------------
                                            Name:  Ashish R. Parikh
                                            Title:  Chief Financial Officer



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